Exhibit 99.2

SUPPLEMENTAL INFORMATION – SEPTEMBER 30, 2005

TABLE OF CONTENTS

PAGE NO.
3	Corporate Profile
4	Contact Information
5	Important Notes
6	Corporate Structure Chart
7	Condensed Consolidated and Combined Balance Sheets
8	Consolidated and Combined Statements of Operations For the Quarter Ended September 30
9	Consolidated and Combined Statements of Operations For Year-to-Date Ended September 30
10	Funds From Operations and Other Financial Information For the Quarter Ended September 30
11	Funds From Operations and Other Financial Information For Year-to-Date Ended September 30
12	Market Capitalization
13	Net Operating Income
14	Summary of Outstanding Debt
15	Schedule of Outstanding Debt
18	Joint Venture Summary
19	Condensed Combined Balance Sheets of Unconsolidated Properties
20	Condensed Combined Statements of Operations of Unconsolidated Properties For the Three and Nine Months Ended September 30
21	Top 10 Retail Tenants by Gross Leaseable Area
22	Top 25 Tenants by Annualized Base Rent
23	Lease Expirations – Operating Portfolio
24	Lease Expirations – Retail Anchor Tenants
25	Lease Expirations – Retail Shops
26	Lease Expirations – Commercial Tenants
27	Summary Retail Portfolio Statistics
28	Summary Commercial Portfolio Statistics
29	Development Pipeline
30	Geographic Diversification – Operating Portfolio
31	Operating Retail Properties
33	Operating Commercial Properties
34	Retail Operating Portfolio – Tenant Breakdown
35	2005 Acquisitions of Operating Properties

CORPORATE PROFILE

General Description

Kite Realty Group Trust commenced operations in August 2004 as the successor to certain businesses of Kite Property Group, a nationally recognized real estate owner and developer.  We are a full service, vertically integrated real estate company focused primarily on the development, construction, acquisition, ownership and operation of high quality neighborhood and community shopping centers in selected growth markets in the United States. As of September 30, 2005, we owned interests in 43 operating properties totaling approximately 6.3 million square feet and interests in 13 properties under development anticipated to total 1.8 million square feet.  We are organized as a real estate investment trust (“REIT”) for federal income tax purposes.

Our strategy is to maximize the cash flow of our operating properties, successfully complete the construction and lease-up of our development portfolio and identify additional growth opportunities in the form of new developments and acquisitions.  New investments are focused in the shopping center sector, although we may selectively pursue commercial development or acquisition opportunities in markets where we currently operate and where we believe we can leverage existing infrastructure and relationships to generate attractive risk adjusted returns.

Company Highlights (as of September 30, 2005)

•	Operating Retail Properties	37
•	Operating Commercial Properties	6
•	Total Properties Under Development	13
•	States	9
•	Total GLA/NRA (operating)	6,347,972
•	Owned GLA/NRA (operating)	4,838,465
•	Percentage of Owned GLA Leased - Retail	95.6%
•	Percentage of Owned NRA Leased – Commercial	97.7%
•	Total Employees	87

Stock Listing

New York Stock Exchange symbol: KRG

CONTACT INFORMATION

Corporate Office

30 South Meridian Street, Suite 1100

Indianapolis, IN  46204

1-888-577-5600

317-577-5600

www.kiterealty.com

Investor Relations Contacts:

Daniel R. Sink, Chief Financial Officer

Kite Realty Group Trust

30 South Meridian Street, Suite 1100

Indianapolis, IN  46204

(317) 577-5609

dsink@kiterealty.com

The Ruth Group

Stephanie Carrington

(646) 536-7017

Transfer Agent:

LaSalle Bank, National Association

135 South LaSalle Street

Chicago, IL  60603-3499

(312) 904-2000

Stock Specialist:

Van der Moolen Specialists USA, LLC

45 Broadway

32nd Floor

New York, NY  10006

(646) 576-2707

Analyst Coverage:

Goldman, Sachs & Co.

Mr. Carey Callaghan

(212) 902-4351

carey.callaghan@gs.com

Harris Nesbitt

Mr. Paul E. Adornato, CFA

(212) 885-4170

paul.adornato@harrisnesbitt.com

KeyBanc Capital Markets

Mr. Richard C. Moore II, CFA

(216) 443-2815

rcmoore@keybanccm.com

Lehman Brothers

Mr. David Harris

(212) 526-1790

dharris4@lehman.com

Raymond James

Mr. Paul Puryear

(727) 567-2253

paul.puryear@raymondjames.com

Stifel, Nicholas & Company, Inc.

Mr. Philip J. Martin

(312) 454-3985

martinp@stifel.com

Wachovia Securities

Mr. Jeffrey J. Donnelly, CFA

(617) 603-4262

jeff.donnelly@wachovia.com

IMPORTANT NOTES

Interim Information

This Quarterly Financial Supplement contains historical information of Kite Realty Group Trust (the “Company”) and Kite Property Group (the “Predecessor”) and is intended to supplement the Company’s Quarterly Report on Form 10-Q for the three months ended September 30, 2005, which should be read in conjunction with this package.  The supplemental information is unaudited, although it reflects all adjustments which, in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.

Forward-Looking Statements

This supplemental information package contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated.  Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements expressed or implied by the forward-looking statements.  Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to:

•                  national and local economic, business, real estate and other market conditions;

•                  the ability of tenants to pay rent;

•                  the competitive environment in which the Company operates;

•                  financing risks;

•                  property management risks;

•                  the level and volatility of interest rates;

•                  financial stability of tenants;

•                  the Company’s ability to maintain its status as a REIT for federal income tax purposes;

•                  acquisition, disposition, development and joint venture risks;

•                  potential environmental and other liabilities;

•                  other factors affecting the real estate industry generally; and

•                  other risks identified in reports the Company files with the Securities and Exchange Commission (the “SEC”) or in other documents that it publicly disseminates.

The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Funds From Operations

Funds from Operations (“FFO”) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance. We calculate FFO in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts (NAREIT), which we refer to as the White Paper. The White Paper defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

Given the nature of our business as a real estate owner and operator, we believe that FFO is helpful to investors in measuring our operational performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance such as gains (or losses) from sales of property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. FFO should not be considered as an alternative to net income (determined in accordance with generally accepted accounting principles (“GAAP”)) as an indicator of our financial performance, is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, and is not indicative of funds available to fund our cash needs, including our ability to make distributions. Our computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do.

Net Operating Income

Net operating income (“NOI”) is provided here as a supplemental measure of operating performance.  NOI is defined as property revenues less property operating expenses, excluding depreciation and amortization, interest expense and other items.  We believe that this presentation of NOI is helpful to investors as a measure of its operational performance because it is widely used in the real estate industry to measure the performance of real estate assets without regard to various items included in net income that do not relate to or are not indicative of operating performance, such as depreciation and amortization, which can vary depending upon accounting methods and book value of assets.  We also believe NOI helps our investors to meaningfully compare the results of our operating performance from period to period by removing the impact of our capital structure (primarily interest expense on our outstanding indebtedness) and depreciation of our basis in our assets from our operating results.  NOI should not, however, be considered as an alternative to net income (calculated in accordance with GAAP) as an indicator of our financial performance.

Basis for Presentation

Kite Realty Group Trust commenced operations on August 16, 2004 upon completion of its initial public offering.  Prior to that date, the entities that owned the properties and service companies that we acquired as part of our formation transactions were under the common control of Al Kite, John Kite and Paul Kite (the “Principals”).  Certain line items in the accompanying financial information in the period beginning August 16, 2004 may not be comparable to prior periods due to acquisitions, including the purchase of minority partner and joint venture interests of the properties previously accounted for under the equity method.

CORPORATE STRUCTURE CHART

CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30, 2005	December 31, 2004
	(Unaudited)
Assets:
Investment properties, at cost:
Land	$153,829,567	$115,806,345
Land held for development	21,159,604	10,454,246
Buildings and improvements	453,198,740	365,043,023
Furniture, equipment and other	5,752,447	5,587,052
Construction in progress	72,443,798	52,485,321
	706,384,156	549,375,987
Less: accumulated depreciation	(38,495,999)	(24,133,716)
	667,888,157	525,242,271

Cash and cash equivalents	14,130,941	10,103,176
Tenant receivables, including accrued straight-line rent, net of allowance for bad debts	9,815,446	5,763,831
Other receivables	7,641,308	7,635,276
Investments in unconsolidated entities, at equity	1,384,144	155,495
Escrow deposits	9,838,934	4,497,337
Deferred costs, net	17,392,668	15,264,271
Prepaid and other assets	1,971,618	1,093,176
Total Assets	$730,063,216	$569,754,833
Liabilities and Shareholders’ Equity:
Mortgage and other indebtedness	$434,658,748	$283,479,363
Cash distributions and losses in excess of net investment in unconsolidated entities, at equity	—	837,083
Accounts payable and accrued expenses	38,119,946	23,919,949
Deferred revenue	27,064,211	34,836,430
Minority interest	3,621,127	59,735
Total liabilities	503,464,032	343,132,560
Commitments and Contingencies
Limited Partners’ interests in operating partnership	70,245,717	68,423,213

Shareholders’ Equity
Preferred Shares, $.01 par value, 40,000,000 shares authorized, no shares issued and outstanding	—	—
Common shares, $.01 par value, 200,000,000 shares authorized, 19,154,317 shares and 19,148,267 shares issued and outstanding at September 30, 2005 and December 31, 2004, respectively	191,541	191,483
Additional paid in capital and other	168,039,894	164,532,227
Unearned compensation	(707,426)	(806,879)
Other comprehensive loss	(228,612)	—
Accumulated deficit	(10,941,930)	(5,717,771)
Total shareholders’ equity	156,353,467	158,199,060
Total Liabilities and Shareholders’ Equity	$730,063,216	$569,754,833

CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS – QUARTER (UNAUDITED)

	The Company		The Predecessor
	Three Months Ended September 30, 2005	Period August 16, 2004 through September 30, 2004	Period July 1, 2004 through August 15, 2004
Revenue:
Minimum rent	$14,628,482	$4,406,584	$2,875,839
Tenant reimbursements	2,405,152	765,427	535,097
Other property related revenue	2,409,900	72,864	160,791
Construction and service fee revenue	4,916,774	1,862,122	1,211,775
Other income, net	57,758	16,920	36,009
Total revenue	24,418,066	7,123,917	4,819,511

Expenses:
Property operating	2,961,408	1,138,909	1,146,826
Real estate taxes	1,634,920	605,807	367,089
Cost of construction and services	4,355,163	1,848,166	1,031,378
General, administrative, and other	1,112,313	579,938	350,051
Depreciation and amortization	5,568,967	1,687,928	1,131,390
Total expenses	15,632,771	5,860,748	4,026,734

Operating income	8,785,295	1,263,169	792,777

Interest expense	5,176,658	1,273,814	1,359,807
Loan prepayment penalties and expenses	—	1,671,449	—
Income tax expense of taxable REIT subsidiary	197,800	—	—
Minority interest (income) loss	(623,574)	(23,650)	286,930
Equity in earnings of unconsolidated entities	76,385	52,914	138,106
Limited partners’ interest in operating partnership	(881,407)	499,033	—
Net income (loss)	$1,982,241	$(1,153,797)	$(141,994)
Basic income (loss) per share	$0.10	$(0.06)
Diluted income (loss) per share	$0.10	$(0.06)
Weighted average Common Shares outstanding - basic	19,151,910	17,800,441
Weighted average Common Shares outstanding - diluted	19,289,737	17,800,441

CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS – YEAR–TO–DATE (UNAUDITED)

	The Company		The Predecessor
	Nine Months Ended September 30, 2005	Period August 16, 2004 through September 30, 2004	Period January 1, 2004 through August 15, 2004
Revenue:
Minimum rent	$41,410,297	$4,406,584	$11,046,605
Tenant reimbursements	7,910,696	765,427	1,662,576
Other property related revenue	3,765,989	72,864	1,373,503
Construction and service fee revenue	13,596,417	1,862,122	5,257,201
Other income, net	150,217	16,920	110,819
Total revenue	66,833,616	7,123,917	19,450,704

Expenses:
Property operating	8,212,466	1,138,909	4,130,747
Real estate taxes	5,067,826	605,807	1,595,578
Cost of construction and services	11,620,017	1,848,166	4,405,160
General, administrative, and other	3,621,683	579,938	1,477,112
Depreciation and amortization	16,003,577	1,687,928	3,584,290
Total expenses	44,525,569	5,860,748	15,192,887

Operating income	22,308,047	1,263,169	4,257,817

Interest expense	13,643,969	1,273,814	4,828,888
Loan prepayment penalties and expenses	—	1,671,449	—
Income tax expense of taxable REIT subsidiary	232,285	—	—
Minority interest (income) loss	(716,523)	(23,650)	214,887
Equity in earnings of unconsolidated entities	278,736	52,914	163,804
Limited partners’ interest in operating partnership	(2,446,166)	499,033	—
Net income (loss)	$5,547,840	$(1,153,797)	$(192,380)

Basic income (loss) per share	$0.29	$(0.06)
Diluted income (loss) per share	$0.29	$(0.06)

Weighted average Common Shares outstanding - basic	19,149,495	17,800,441
Weighted average Common Shares outstanding - diluted	19,262,229	17,800,441

FUNDS FROM OPERATIONS AND OTHER FINANCIAL INFORMATION – QUARTER

	The Company	The Company	The Predecessor	Combined
	Three Months Ended September 30, 2005	Period August 16, 2004 through September 30, 2004	Period July 1, 2004 through August 15, 2004	Period July 1, 2004 through September 30, 2004
Funds From Operations:
Net income (loss)	$1,982,241	$(1,153,797)	$(141,994)	$(1,295,791)
Add Limited Partners’ interests	881,407	(499,033)	—	(499,033)
Add depreciation and amortization of consolidated entities	5,531,581	1,648,904	1,110,276	2,759,180
Add depreciation and amortization of unconsolidated entities	50,534	33,737	128,821	162,558
Deduct minority interest(1)	—	—	(286,930)	(286,930)
Add joint venture partners’ interests in net income of unconsolidated entities(1)	—	—	109,495	109,495
Add joint venture partners’ interests in depreciation and amortization of unconsolidated entities(1)	—	—	18,570	18,570
Funds From Operations of the Kite Portfolio	8,445,763	29,811	938,238	968,049

Less minority interest	—	—	286,930	286,930
Less minority interest share of depreciation and amortization	—	—	(357,799)	(357,799)
Less joint venture partners’ interests in net income of unconsolidated entities	—	—	(109,495)	(109,495)
Less joint venture partners’ interests in depreciation and amortization of unconsolidated entities	—	—	(18,570)	(18,570)
Less Limited Partners’ interests	(2,609,741)	(9,003)	—	(9,003)
Funds From Operations allocable to the Company	$5,836,022	$20,808	$739,304	$760,112

Basic FFO per share of the Kite Portfolio	$0.30
Diluted FFO per share of the Kite Portfolio	$0.30

Basic weighted average Common Shares outstanding	19,151,910
Diluted weighted average Common Shares outstanding	19,289,737

Basic weighted average Common Shares and Units outstanding	27,733,221
Diluted weighted average Common Shares and Units outstanding	27,871,048

Other Financial Information:
Recurring Capital Expenditures(2)
Tenant improvements	$81,319
Leasing commissions	74,891
Capital improvements	73,509
Scheduled debt principal payments	693,835
Straight line rent	899,384
Market rent amortization income from acquired leases	848,561
Market debt adjustment	359,386
Capitalized interest	994,523

(1)   2004 amounts represent the minority and joint venture partners’ interests acquired in connection with the Company’s initial public offering and related formation transactions.

(2)   Excludes tenant improvements and leasing commissions relating to development projects and first generation space.

FUNDS FROM OPERATIONS AND OTHER FINANCIAL INFORMATION –YEAR–TO–DATE

	Nine Months Ended September 30, 2004
	The Company	The Company	The Predecessor	Combined
	Nine Months Ended September 30, 2005	Period August 16, 2004 through September 30, 2004	Period January 1, 2004 through August 15, 2004	Period January 1, 2004 through September 30, 2004
Funds From Operations:
Net income (loss)	$5,547,840	$(1,153,797)	$(192,380)	$(1,346,176)
Add Limited Partners’ interests	2,446,166	(499,033)	—	(499,033)
Add depreciation and amortization of consolidated entities	15,895,620	1,648,904	3,563,176	5,212,080
Add depreciation and amortization of unconsolidated entities	199,165	33,737	493,571	527,308
Deduct minority interest(1)	—	—	(214,887)	(214,887)
Add joint venture partners’ interests in net income of unconsolidated entities(1)	—	—	288,675	288,675
Add joint venture partners’ interests in depreciation and amortization of unconsolidated entities(1)	—	—	519,277	519,277
Funds From Operations of the Kite Portfolio	24,088,791	29,811	4,457,432	4,487,244

Less minority interest	—	—	214,887	214,887
Less minority interest share of depreciation and amortization	—	—	(1,014,248)	(1,014,248)
Less joint venture partners’ interests in net income of unconsolidated entities	—	—	(288,675)	(288,675)
Less joint venture partners’ interests in depreciation and amortization of unconsolidated entities	—	—	(519,277)	(519,277)
Less Limited Partners’ interests	(7,371,170)	(9,003)	—	(9,003)
Funds From Operations allocable to the Company	$16,717,621	$20,808	$2,850,119	$2,870,928

Basic FFO per share of the Kite Portfolio	$0.87
Diluted FFO per share of the Kite Portfolio	$0.87

Basic weighted average Common Shares outstanding	19,149,495
Diluted weighted average Common Shares outstanding	19,262,229

Basic weighted average Common Shares and Units outstanding	27,604,417
Diluted weighted average Common Shares and Units outstanding	27,717,151

Other Financial Information:
Recurring Capital Expenditures(2)
Tenant improvements	$243,991
Leasing commissions	126,195
Capital improvements	419,666
Scheduled debt principal payments	1,970,838
Straight line rent	1,438,252
Market rent amortization income from acquired leases	2,650,049
Market debt adjustment	1,078,159
Capitalized interest	2,171,941

(1)     2004 amounts represent the minority and joint venture partners' interests acquired in connection with the Company’s initial public offering and related formation transactions.

(2)     Excludes tenant improvements and leasing commissions relating to development projects and first generation space.

MARKET CAPITALIZATION AS OF SEPTEMBER 30, 2005 (SEE NOTE)

	Percent of Total Equity	Total Market Capitalization	Percent of Total Market Capitalization
Equity Capitalization:
Total Common Shares Outstanding	69.0%	$19,159,967
Operating Partnership (“OP”) Units	31.0%	8,618,664
Combined Common Shares and OP Units	100.0%	27,778,631
Market Price at September 30, 2005		$14.92
Total Equity Capitalization		$414,457,175	48%
Debt Capitalization:
Company Outstanding Debt		$434,658,748
Pro-rata Share of Joint Venture Debt		8,605,644
Total Debt Capitalization		443,264,392	52%
Total Market Capitalization		$857,721,567	100%

Note: In October  2005, the Company completed an offering of 9.4 million common shares, (including the overallotment option) resulting in net proceeds of approximately $134 million. The Company used approximately $127 million of the net proceeds from this offering to pay down indebtedness.  After reflecting the proceeds from the offering and the reduction in indebtedness, equity capitalization and debt capitalization represents approximately 63% and 37%, respectively of the Company’s total market capitalization.

NET OPERATING INCOME

	Three Months Ended
	The Company				The Predecessor	Twelve Months Ended
	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004(1)	September 30, 2004	December 31, 2004(2)

Revenue:
Minimum rent	$14,628,482	$13,798,825	$12,982,991	$11,152,243	$7,282,422	$26,605,432
Tenant reimbursements	2,405,152	2,864,558	2,640,985	1,871,803	1,300,525	4,299,806
Other property related revenue	2,409,900	407,589	948,500	2,014,392	233,651	3,460,759
Other income, net	57,758	79,894	12,564	13,526	52,929	141,265
	19,501,292	17,150,866	16,585,040	15,051,964	8,869,527	34,507,262
Expenses:
Property operating	2,961,408	2,483,552	2,767,507	2,596,286	2,220,984	7,865,942
Real estate taxes	1,634,920	1,905,146	1,527,758	1,230,030	972,896	3,431,415
	4,596,328	4,388,698	4,295,265	3,826,316	3,193,880	11,297,357
Net Operating Income - (Properties)	14,904,964	12,762,168	12,289,775	11,225,648	5,675,647	23,209,905
Other Income (Expense)
Construction and service fee revenue	4,916,774	5,590,667	3,088,976	7,471,746	3,073,897	14,591,069
Cost of construction and services	(4,355,163)	(4,356,470)	(2,908,384)	(6,938,833)	(2,879,544)	(13,192,159)
General, administrative, and other	(1,112,313)	(1,277,102)	(1,232,268)	(1,200,641)	(997,358)	(3,257,691)
Depreciation and amortization	(5,568,967)	(5,485,927)	(4,948,683)	(6,176,751)	(2,816,696)	(11,448,969)
	(6,119,669)	(5,528,832)	(6,000,359)	(6,844,479)	(3,619,701)	(13,307,750)
Earnings Before Interest and Taxes	8,785,295	7,233,336	6,289,416	4,381,169	2,055,946	9,902,155
Interest expense	5,176,658	4,742,869	3,724,442	3,186,662	2,633,621	9,289,364
Loan prepayment penalties and expenses	—	—	—	—	1,671,449	1,671,449
Income tax expense of taxable REIT subsidiary	197,800	34,485	—	—	—	—
Minority interest (income) loss	(623,574)	(51,930)	(41,019)	(102,150)	263,280	89,087
Equity in earnings of unconsolidated entities	76,385	126,556	75,795	81,183	191,020	297,901
Limited partners’ interests in operating partnership	(881,407)	(779,669)	(785,090)	(352,065)	499,033	146,968
Net income (loss)	$1,982,241	$1,750,939	$1,814,660	$821,475	$(1,295,791)	$(524,702)

(1)     Includes information for the Predecessor for the period from July 1, 2004 through August 15, 2004 and for the Company for the period from August 16, 2004 through September 30, 2004.

(2)     Includes information for the Predecessor for the period January 1 through August 15, 2004 and for the Company for the period from August 16, 2004 through December 31, 2004.

SUMMARY OF OUTSTANDING DEBT(1)

TOTAL DEBT OUTSTANDING AS OF SEPTEMBER 30, 2005

	Outstanding Amount	Ratio	Weighted Average Interest Rate	Weighted Average Maturity (in years)
Fixed Rate Debt:
Consolidated	$204,304	46%	6.29%	6.9
Unconsolidated	8,606	2%	6.61%	6.7
Floating Rate Debt (Hedged) (2)	65,000	15%	5.57%	1.5
Total Fixed Rate Debt	277,910	63%	6.13%	5.7
Variable Rate Debt:(3)(4)
Construction Loans	108,764	25%	5.83%	1.1
Other Variable	118,530	27%	5.28%	1.9
Floating Rate Debt (Hedged) (2)	(65,000)	-15%	-5.30%	-1.6
Total Variable Rate Debt	162,294	37%	5.64%	1.5
Net Premiums	3,061	N/A	N/A	N/A
Total	$443,265	100%	5.95%	4.1

SCHEDULE OF MATURITIES BY YEAR AS OF SEPTEMBER 30, 2005

	Mortgage Debt		Secured Revolving		Total Consolidated	KRG Share Of	Total Consolidated and
		Term	Credit	Construction	Outstanding	Unconsolidated	Unconsolidated
	Annual Maturity	Maturities	Facility	Loans	Debt	Mortgage Debt	Debt
2005	$668	$850	$0	$1,765	$3,283	$45	$3,328
2006	2,472	17,912	0	84,950	105,334	192	105,526
2007	2,708	0	111,950	9,799	124,457	205	124,662
2008	2,658	8,291	0	12,250	23,199	219	23,418
2009	2,789	27,451	0	0	30,240	2,212	32,452
2010	2,818	0	0	0	2,818	97	2,915
2011	2,655	19,655	0	0	22,310	104	22,414
2012	2,060	35,356	0	0	37,416	110	37,526
2013	1,965	4,027	0	0	5,992	5,422	11,414
2014	1,594	27,567	0	0	29,161	0	29,161
2015	1,106	38,302	0	0	39,408	0	39,408
2016 and beyond	3,548	4,432	0	0	7,980	0	7,980
Net Premiums	0	0	0	0	3,061	0	3,061
Total	$27,041	$183,843	$111,950	$108,764	$434,659	$8,606	$443,265

(1) Dollars in thousands.

(2) These debt obligations are hedged by interest rate swap agreements.

(3) Variable Rate Debt % net of swap transactions:

- Construction	21%	$93,783
- Other Variable	16%	68,511

	37%	$162,294

(4) Variable Rate debt ratio reflecting paydown from October 2005 offering of common shares.

Construction Loans	$57,692	18%
Other Variable	$56,986	17%
Floating Rate Debt (Hedged)	$(65,000)	-20%
Total Variable Rate Debt	$49,678	15%

SCHEDULE OF OUTSTANDING DEBT(1)

CONSOLIDATED DEBT AS OF SEPTEMBER 30, 2005

Fixed Rate Debt:	Lender/Servicer	Interest Rate	Maturity Date	Balance as of 09/30/05	Monthly Debt Service as of 09/30/05
50th & 12th	Wachovia Bank	5.67%	11/11/2014	$4,652	$27
176th & Meridian	Wachovia Bank	5.67%	11/11/2014	4,226	25
Boulevard Crossing	Wachovia Bank	5.11%	12/11/2009	12,531	69
Centre at Panola, Phase I	JP Morgan Chase	6.78%	1/1/2022	4,335	37
Corner Shops, The	Sun Life Assurance Co.	7.65%	7/1/2011	1,882	17
Fox Lake Crossing	Wachovia Bank	5.16%	7/1/2012	12,156	69
Indian River Square	Wachovia Bank	5.42%	6/11/2015	13,300	62
Indiana State Motor Pool	Old National	5.38%	3/24/2008	4,064	19
International Speedway Square	Lehman Brothers Bank	7.17%	3/11/2011	19,754	139
Plaza at Cedar Hill	GECC	7.38%	2/1/2012	27,043	193
Plaza Volente	Wachovia Bank	5.42%	6/11/2015	28,680	134
Preston Commons	Wachovia Bank	5.90%	3/11/2013	4,607	28
Ridge Plaza	Wachovia Bank	5.15%	10/11/2009	16,789	93
Sunland Towne Centre	Nomura Asset Capital	8.85%	1/11/2006	17,496	155
Thirty South	CS First Boston	6.09%	1/11/2014	23,029	142
Whitehall Pike	Banc One Capital Funding	6.71%	7/5/2018	9,760	77
Subtotal				$204,304	$1,286

Floating Rate Debt (Hedged):	Lender	Interest Rate	Maturity Date	Balance as of 09/30/05	Monthly Debt Service as of 09/30/05
Collateral Pool Properties(2)	KeyBank	5.65%	8/1/2007	35,000	165
Collateral Pool Properties(2)	KeyBank	5.38%	8/1/2007	15,000	67
Cool Creek Commons(3)	LaSalle Bank	5.59%	5/1/2006	15,000	72
Subtotal				$65,000	$304
TOTAL CONSOLIDATED FIXED RATE DEBT				$269,304	$1,590
TOTAL NET PREMIUMS (FAS 141)				$3,061

Variable Rate Debt: Mortgages	Lender	Interest Rate(6)	Maturity Date	Balance as of 09/30/05
Eagle Creek Phase II (Pad 1)(4)	Wachovia Bank	LIBOR + 250	10/21/2005	850
Fishers Station Shops(5)	National City Bank	LIBOR + 275	9/1/2008	5,236
Traders Point III(4)	Huntington Bank	PRIME	10/6/2006	494
Subtotal				$6,580

(1) Dollars in thousands.

(2) The Company has entered into $35 million and $15 million fixed rate swap agreements which are designated as hedges against the line of credit.

(3) The Company has entered into a $15 million fixed rate swap agreement which is designated as a hedge against the Cool Creek Commons construction loan.

(4)  This loan was paid off in October with proceeds from The Company’s offering of common shares and these properties are now available to expand availability under the revolving credit facility.

(5) The Company has a 25% interest in this property.

(6) At September 30, 2005, one-month LIBOR and Prime were 3.86% and 6.75%, respectively.

SCHEDULE OF OUTSTANDING DEBT (CONTINUED)(1)

Variable Rate Debt: Construction Loans	Servicer	Interest Rate (8)	Maturity Date	Total Commitment	Balance as of 09/30/05

Beacon Hill Shopping Center	Fifth Third Bank	LIBOR + 150	9/30/07	$34,800	$3,390
Circuit City Plaza(2)	Wachovia Bank	LIBOR + 185	6/30/06	6,900	6,721
Cool Creek Commons(3)	LaSalle Bank	LIBOR + 175	4/30/06	17,025	16,764
Cornelius Gateway	LaSalle Bank	LIBOR + 165	2/28/07	7,975	2,001
Estero Town Center	Wachovia Bank	LIBOR + 165	4/1/08	20,460	7,694
Geist Pavilion	The National Bank of Indianapolis and Busey Bank	LIBOR + 165	4/1/06	10,057	5,143
Naperville Marketplace	LaSalle Bank	LIBOR + 175	6/30/07	14,400	4,408
Naperville Marsh	LaSalle Bank	LIBOR + 165	6/30/06	11,650	1,773
Red Bank Commons	Huntington Bank	LIBOR + 165	4/1/06	4,960	4,062
Sandifur Plaza	LaSalle Bank	LIBOR + 165	12/31/06	5,500	1,157
Shops at Otty(2)	KeyBank	PRIME	10/12/05	1,792	1,765
Tarpon Springs Plaza	Wachovia Bank	LIBOR + 175	4/1/08	20,000	4,556
Traders Point(2)	Huntington Bank	LIBOR + 235	10/5/06	43,500	38,371
Traders Point II	Huntington Bank	LIBOR + 165	6/28/06	9,587	6,744
Weston Park(2)	Old National	LIBOR + 215	7/9/06	4,930	4,215
Subtotal				$213,536	$108,764

Line of Credit	Lender	Interest Rate (8)	Maturity Date	Total Available as of 09/30/05	Balance as of 09/30/05
Collateral Pool Properties: (4),(5),(6),(7)	Wachovia Bank	LIBOR + 135	8/31/07	$128,541	$111,950
Floating Rate Debt (Hedged)
Collateral Pool Properties(6)	KeyBank	LIBOR + 135	8/31/07		(35,000)

Collateral Pool Properties(6)	KeyBank	LIBOR + 135	8/31/07		(15,000)

Cool Creek Commons(3)	LaSalle Bank	LIBOR + 175	4/30/06		(15,000)

Subtotal					$(65,000)
Total Consolidated Variable Rate Debt					$162,294
TOTAL CONSOLIDATED DEBT PER FINANCIAL STATEMENT					$434,659

(1) Dollars in thousands.

(2) This loan was paid off in October with proceeds from the Company’s offering of common shares and the property is now available to expand borrowings under the revolving credit facility.

(3) The Company entered into a $15 million fixed rate swap agreement which is designated as a hedge against the Cool Creek construction loan.

(4) The Company paid down $60.2 million in October with proceeds from its offering of common shares.

(5) There are currently fifteen properties encumbered under the line of credit.  The following properties are currently unencumbered and available to expand borrowings under the revolving credit facility: 50 S. Morton, Centre at Panola Phase II, Eagle Creek Phase II, Frisco Bridges, Greyhound Commons, Kite Spring Mill II, Martinsville Shops, Wal-Mart Plaza, Traders Point III, Circuit City Plaza, Shops at Otty, Traders Point, and Weston Park.

(6) The Company entered into $35 million and $15 million fixed rate swap agreements, which are designated as hedges against the revolving credit facility.

(7) The total amount available for borrowing under the line is $128,541, of which $111,950 was outstanding at September 30, 2005. In October, the Company repaid $60,200 of the revolving credit facility using proceeds from its offering of common shares.

(8) At September 30, 2005, one-month LIBOR and Prime were 3.86% and 6.75%, respectively.

SCHEDULE OF OUTSTANDING DEBT (CONTINUED)(1)

UNCONSOLIDATED DEBT AS OF SEPTEMBER 30, 2005 (2)

	Lender	Interest Rate	Maturity Date	Balance as of 09/30/05	Monthly Debt Service as of 09/30/05
Fixed Rate
The Centre	Sun Life	6.99%	6/1/2009	$4,207	$40
Spring Mill Medical	LaSalle Bank	6.45%	9/1/2013	12,163	78
TOTAL UNCONSOLIDATED DEBT				$16,370	$118
JOINT VENTURE PARTNERS’ SHARE OF TOTAL UNCONSOLIDATED DEBT				(7,764)
KRG’s SHARE OF TOTAL UNCONSOLIDATED DEBT				$8,606

TOTAL KRG CONSOLIDATED DEBT				$434,659

TOTAL KRG UNCONSOLIDATED DEBT				8,606

TOTAL KRG DEBT				$443,265

(1) Dollars in thousands.

(2) The Company owns a 50% interest in Spring Mill Medical and a 60% interest in The Centre.

JOINT VENTURE SUMMARY – UNCONSOLIDATED PROPERTIES

The Company owns the following two unconsolidated properties with joint venture partners:

Property	Percentage Owned by the Company
The Centre	60%
Spring Mill Medical	50%

CONDENSED COMBINED BALANCE SHEETS OF UNCONSOLIDATED PROPERTIES

(THE CENTRE AND SPRING MILL MEDICAL)

(Unaudited)

	September 30, 2005	December 31, 2004

Assets:
Investment properties, at cost
Land	$2,404,211	$2,552,075
Buildings and improvements	14,676,628	14,493,799
	17,080,839	17,045,874
Less: accumulated depreciation	(2,678,185)	(2,338,829)
	14,402,654	14,07,045

Cash and cash equivalents	868,869	601,423
Tenant receivables, including accrued straight line rent	101,728	254,883
Other receivables	—	5,661
Deferred costs, net	689,428	768,825
Prepaid and other assets	4,150	4,870
Total Assets	$16,066,829	$16,342,707

Liabilities and Accumulated Equity (Deficit):
Mortgage and other indebtedness	$16,369,875	$16,609,675
Accounts payable and accrued expenses	482,430	458,289
Due to affiliate	1,388	—
Total Liabilities	16,853,693	17,067,964
Accumulated equity (deficit)	(786,864)	(725,257)
Total Liabilities and Accumulated Equity (Deficit)	$16,066,829	$16,342, 707

CONDENSED COMBINED STATEMENTS OF OPERATIONS OF UNCONSOLIDATED PROPERTIES

(THE CENTRE AND SPRING MILL MEDICAL)

(Unaudited)

	Three Months Ended September 30		Nine Months Ended September 30,
	2005	2004	2005	2004

Total Revenue	$863,851	$793,093	$2,552,890	$2,235,188

Expenses:

Property operating and other	323,543	158,285	859,689	770,590

Depreciation and amortization	100,642	128,895	389,255	371,328

Total expenses	424,005	287,180	1,240,944	1,141,918

Operating income	439,846	505,913	1,311,946	1,093,270

Interest expense	280,019	289,664	837,555	596,873

Net income	$159,827	$216,249	$474,391	$496,397

TOP 10 RETAIL TENANTS BY GROSS LEASEABLE AREA (GLA) (1)

AS OF SEPTEMBER 30, 2005

This Table Includes The Following:

•                  Operating Retail Properties

•                  Operating Commercial Properties

•                  Development Property Tenants open for business as of September 30, 2005

Tenant	Number of Locations	Total GLA	Number of Leases	Company Owned GLA	Number of Anchor Owned Locations	Anchor Owned GLA
Lowe’s Home Center	6	813,997	1	128,997	5	685,000
Wal-Mart	2	328,161	1	103,161	1	225,000
Federated Department Stores	1	237,455	1	237,455	0	0
Dominick’s	2	131,613	2	131,613	0	0
Publix	3	129,357	3	129,357	0	0
Dick’s Sporting Goods	2	126,672	2	126,672	0	0
Marsh Supermarkets	2	124,902	2	124,902	0	0
Kmart	1	110,875	1	110,875	0	0
Burlington Coat Factory	1	107,400	1	107,400	0	0
H-E-B Grocery	1	105,000	1	105,000	0	0
Total	21	2,215,432	15	1,305,432	6	910,000

(1) Excludes tenants at development properties which are Build to Suits for sale.

TOP 25 TENANTS BY ANNUALIZED BASE RENT(2)

AS OF SEPTEMBER 30, 2005

This Table Includes The Following:

•                  Operating Retail Properties

•                  Operating Commercial Properties

•                  Development Property Tenants open for business as of September 30, 2005

Tenant	Type of Property	Number of Locations	Leased GLA/NRA	% of Owned GLA/NRA of the Portfolio	Annualized Base Rent(2) (3)	Annualized Base Rent per Sq. Ft.	% of Total Portfolio Annualized Base Rent
Mid America Laboratories	Commercial	1	100,000	2.1%	$1,721,000	$17.21	3.0%
State of Indiana	Commercial	3	210,393	4.2%	$1,663,733	$7.91	2.9%
Eli Lilly	Commercial	1	99,542	2.1%	$1,642,443	$16.50	2.9%
Marsh Supermarkets	Retail	2	124,902	2.6%	$1,633,958	$13.08	2.9%
Dominick’s	Retail	2	131,613	2.7%	$1,411,728	$10.73	2.5%
Circuit City	Retail	3	98,485	2.0%	$1,388,318	$14.10	2.5%
Dick’s Sporting Goods	Retail	2	126,672	2.6%	$1,220,000	$9.63	2.1%
H-E-B Grocery	Retail	1	105,000	2.2%	$1,155,000	$11.00	2.0%
Walgreen’s	Retail	3	39,070	0.8%	$1,031,023	$26.39	1.8%
Bed Bath & Beyond	Retail	3	85,895	1.8%	$1,021,921	$11.90	1.8%
Lowe’s Home Center	Retail	1	128,997	2.6%	$1,014,000	$7.86	1.8%
Publix	Retail	3	129,357	2.6%	$989,361	$7.65	1.7%
Kmart	Retail	1	110,875	2.3%	$850,379	$7.67	1.5%
University Medical Diagnostics Associates(3)	Commercial	1	32,256	0.7%	$844,402	$26.18	1.5%
Old Navy	Retail	4	85,420	1.8%	$824,758	$9.66	1.5%
Winn-Dixie(4)	Retail	2	103,406	2.1%	$806,266	$7.80	1.4%
Kerasotes Theatres	Retail	2	43,050	0.9%	$776,496	$18.04	1.4%
A & P	Retail	1	58,732	1.2%	$763,516	$13.00	1.3%
Shoe Pavilion	Retail	1	31,396	0.7%	$722,108	$23.00	1.3%
City Securities	Commercial	2	34,949	0.7%	$694,900	$19.88	1.2%
Office Depot	Retail	1	62,064	1.3%	$627,701	$10.11	1.1%
Indiana University Healthcare Associates(3)	Commercial	2	31,175	0.6%	$622,201	$19.96	1.1%
Bealls Department Store	Retail	2	79,611	1.6%	$576,000	$7.24	1.0%
Ross Stores	Retail	2	57,469	1.2%	$537,140	$9.35	0.9%
Petsmart	Retail	2	50,909	1.1%	$537,095	$10.55	0.9%
Total			2,161,238	44.5%	$25,075,447	$11.60	44.0%

(1) Annualized base rent represents the monthly contractual rent for September 2005 for each applicable tenant multiplied by 12.

(2) Excludes tenants at development properties which are Build to Suits for sale.

(3) Property held in unconsolidated joint venture. Annualized base rent is reflected at 100 percent.

(4) In February 2005, Winn-Dixie Stores, Inc. filed a petition for Chapter 11 bankruptcy to reorganize its business operations. As of September 30, 2005, Winn-Dixie has not announced plans to close the stores at the Company’s properties, nor has it rejected either lease.

LEASE EXPIRATIONS — OPERATING PORTFOLIO(1)

This Table Includes The Following:

•                  Operating Retail Properties

•                  Operating Commercial Properties

•                  Development Property Tenants open for business as of September 30, 2005

	Number of Expiring Leases(2)	Expiring GLA/NRA(3)	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent(4)	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2005	25	50,573	1.1%	$542,192	1.0%	$10.72	$0
2006	64	198,823	4.3%	$2,074,280	3.8%	$10.43	$0
2007	75	230,576	5.0%	$3,089,465	5.6%	$13.40	$0
2008	40	298,769	6.4%	$2,486,013	4.5%	$8.32	$0
2009	55	201,721	4.3%	$3,063,787	5.6%	$15.19	$0
2010	58	414,287	8.9%	$4,722,507	8.6%	$11.40	$0
2011	29	554,162	11.9%	$4,806,411	8.8%	$8.67	$0
2012	32	261,637	5.6%	$3,525,338	6.4%	$13.47	$85,000
2013	17	178,784	3.8%	$2,517,716	4.6%	$14.08	$0
2014	29	297,893	6.4%	$3,657,302	6.7%	$12.28	$427,900
Beyond	79	1,974,277	42.3%	$24,283,947	44.4%	$12.30	$1,672,280
Total	503	4,661,502	100.0%	$54,768,958	100.0%	$11.75	$2,185,180

(1) Excludes tenants at development properties which are Build to Suits for sale.

(2) Lease expiration table reflects rents in place as of September 30, 2005 and does not include option periods; 2005 expirations include month-to-month tenants. This column also excludes ground leases.

(3) Expiring GLA excludes square footage for non-owned ground lease structures.

(4) Annualized base rent represents the monthly contractual rent for September 2005 for each applicable property multiplied by 12. Excludes ground lease revenue.

LEASE EXPIRATIONS –RETAIL ANCHOR TENANTS(1)

This Table Includes The Following:

•                  Operating Retail Properties

•                  Development Property Tenants open for business as of September 30, 2005

	Number of Expiring Leases(2)	Expiring GLA(3)	% of Total GLA Expiring	Expiring Annualized Base Rent(4)	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2005	0	0	0.0%	$0	0.0%	$0.00	$0
2006	3	66,964	1.4%	$170,982	0.3%	$2.55	0
2007	6	91,926	2.0%	$744,076	1.4%	$8.09	0
2008	2	210,561	4.5%	$792,783	1.5%	$3.77	0
2009	3	69,389	1.5%	$669,318	1.2%	$9.65	0
2010	11	284,459	6.1%	$2,566,106	4.7%	$9.02	0
2011	6	393,766	8.5%	$1,882,968	3.4%	$4.78	0
2012	4	120,399	2.6%	$987,158	1.8%	$8.20	0
2013	1	11,960	0.3%	$161,460	0.3%	$13.50	0
2014	5	91,602	2.0%	$983,243	1.8%	$10.73	0
Beyond	39	1,652,391	35.3%	$17,825,099	32.5%	$10.79	240,000
Total	80	2,993,417	64.2%	$26,783,193	48.9%	$8.95	$240,000

(1)  Retail anchor tenants are defined as tenants which occupy 10,000 square feet or more. Excludes tenants at development properties which are Build to Suits for sale.

(2)  Lease expiration table reflects rents in place as of September 30, 2005 and does not include option periods; 2005 expirations include month-to-month tenants. This column also excludes ground leases.

(3)  Expiring GLA excludes square footage for non-owned ground lease structures.

(4)  Annualized base rent represents the  monthly contractual rent for September 2005 for each applicable property multiplied by 12. Excludes ground lease revenue.

LEASE EXPIRATIONS – RETAIL SHOPS

This Table Includes The Following:

•                  Operating Retail Properties

•                  Development Property Tenants open for business as of September 30, 2005

	Number of Expiring Leases(1)	Expiring GLA(2)	% of Total GLA Expiring	Expiring Annualized Base Rent(3)	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2005	25	50,573	1.1%	$542,192	1.0%	$10.72	$0
2006	59	124,756	2.7%	$1,789,650	3.3%	$14.35	$0
2007	67	134,695	2.9%	$2,269,897	4.1%	$16.85	$0
2008	37	80,243	1.7%	$1,533,292	2.8%	$19.11	$0
2009	52	132,332	2.9%	$2,394,469	4.4%	$18.09	$0
2010	46	120,950	2.6%	$1,976,622	3.6%	$16.34	$0
2011	20	60,854	1.3%	$1,281,000	2.3%	$21.05	$0
2012	26	104,186	2.2%	$1,947,473	3.6%	$18.69	$85,000
2013	12	38,470	0.8%	$770,737	1.4%	$20.03	$0
2014	22	56,342	1.2%	$1,285,709	2.4%	$22.82	$427,900
Beyond	33	117,484	2.5%	$2,570,215	4.6%	$21.88	$1,432,280
Total	399	1,020,885	21.9%	$18,361,256	33.5%	$17.99	$1,945,180

(1)  Lease expiration table reflects rents in place as of September 30, 2005 and does not include option periods; 2005 expirations include month-to-month tenants. This column also excludes ground leases.

(2)  Expiring GLA excludes square footage for non-owned ground lease structures.

(3)  Annualized base rent represents the monthly contractual rent for September 2005 for each applicable property multiplied by 12. Excludes ground lease revenue.

LEASE EXPIRATIONS – COMMERCIAL TENANTS

	Number of Expiring Leases(1)	Expiring NRA	% of Total NRA Expiring	Expiring Annualized Base Rent(2)	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.
2005	0	0	0.0%	$0	0.0%	$0.00
2006	2	7,103	0.2%	$113,648	0.2%	$16.00
2007	2	3,955	0.1%	$75,493	0.1%	$19.09
2008	1	7,965	0.2%	$159,938	0.3%	$20.08
2009	0	0	0.0%	$0	0.0%	$0.00
2010	1	8,878	0.2%	$179,780	0.3%	$20.25
2011	3	99,542	2.1%	$1,642,443	3.0%	$16.50
2012	2	37,052	0.8%	$590,708	1.1%	$15.94
2013	4	128,354	2.8%	$1,585,519	2.9%	$12.35
2014	2	149,949	3.2%	$1,388,350	2.5%	$9.26
Beyond	7	204,402	4.3%	$3,888,631	7.2%	$19.02
Total	24	647,200	13.9%	$9,624,510	17.6%	$14.87

(1)  Lease expiration table reflects rents in place as of September 30, 2005 and does not include option periods; 2005 expirations include month-to-month tenants. This column also excludes ground leases.

(2)  Annualized base rent represents the monthly contractual rent for September 2005 for each applicable property multiplied by 12.

SUMMARY RETAIL PORTFOLIO STATISTICS

(INCLUDES JOINT VENTURE PROPERTIES)

Retail Portfolio	9/30/05	6/30/05	3/31/05	12/31/04	9/30/04

Company Owned GLA(1) - Operating Retail	4,175,813	3,923,243	3,611,708	3,391,900	3,078,616
Total GLA(1) - Operating Retail	5,685,320	5,356,973	4,806,438	4,566,374	4,108,090
Projected Company Owned GLA Under Development(2)	628,100	946,700	854,300	560,300	545,500
Projected Total GLA Under Development	1,772,825	1,927,802	1,736,402	1,252,331	1,382,202

Number of Operating Retail Properties	37	36	33	30	27
Number of Retail Properties Under Development	13	12	10	9	10

Percentage Leased - Operating Retail	95.6%	93.8%	93.8%	95.3%	94.9%

Annualized Base Rent & Ground Lease Revenue - Retail Properties(3)	$46,701,031	$41,304,284	$38,076,654	$35,187,179	$31,814,134

(1)  “Company Owned GLA” represents gross leasable area that is owned by the Company.  “Total GLA” includes Company Owned GLA, plus square footage attributable to non-owned outlot structures on land that is owned by the Company and ground leased to tenants, plus non-owned anchor space.

(2)  “Projected Company Owned GLA Under Development” represents gross leaseable area under development that is projected to be owned by the Company.  “Projected Total GLA” includes Projected Company Owned GLA, plus projected square footage attributable to non-owned outlot structures on land that is owned by the Company and ground leased to tenants, plus non-owned anchor space that is existing or under construction.

(3)  Annualized base rent represents the monthly contractual rent for September 2005 for each applicable tenant multiplied by 12.

SUMMARY COMMERCIAL PORTFOLIO STATISTICS

(INCLUDES JOINT VENTURE PROPERTIES)

Commercial Portfolio	9/30/05	6/30/05	3/31/05	12/31/04	9/30/04

Company Owned Net Rentable Area (NRA)(1)	662,652	662,652	662,652	662,652	547,652
NRA under Development	—	—	—	—	115,000

Number of Operating Commercial Properties	6	6	6	6	5
Number of Commercial Properties under Development	—	—	—	—	1

Percentage Leased - Operating Commercial Properties	97.7%	97.7%	97.7%	97.7%	96.9%
Percentage Leased - Commercial Properties under Development	—	—	—	—	100%

Annualized Base Rent - Commercial Properties(2)	$9,624,510	$9,624,510	$9,681,386	$9,681,386	$8,998,898

(1)  “Company Owned NRA” does not include square footage of Union Station Parking Garage, a detached parking garage supporting the Thirty South property that includes 851 parking spaces.  It is operated by Denison Parking, a third party, pursuant to a lease of the entire property.

(2)  “Annualized Base Rent” does not include approximately $500,000 in annualized income attributable to the Union Station Parking Garage.

DEVELOPMENT PIPELINE

AS OF SEPTEMBER 30, 2005

2005 Deliveries	MSA	Type of Property	Opening Date(1)	Projected Owned GLA(2)	Projected Total GLA(3)	Percent of Owned GLA Pre-Leased/ Committed(4)	Total Estimated Project Cost(5)	Cost Incurred as of Sept. 30, 2005(5)	Major Tenants and Non-owned Anchors
Florida
Eagle Creek, Phase II(4)(6)	Naples, FL	Retail	Q1 2005	0	165,000	100.0%	$9,080	$8,847
Indiana
Traders Point II	Indianapolis, IN	Retail	Q2 2005	46,600	50,200	46.0%	10,650	8,125	Dick’s Sporting Goods, Marsh, Starbucks Supermarkets, Bed Bath & Beyond, Kerasotes Theatres, Michaels, Old Navy
Greyhound Commons (6)	Indianapolis, IN	Retail	Q1 2005	0	201,325	n/a	4,397	3,731	Lowe’s (non-owned)
Red Bank Commons	Evansville, IN	Retail	Q1 2005	34,500	246,500	77.7%	6,400	5,923	Wal-Mart (non-owned; Home Depot (non-owned)
Geist Pavilion	Indianapolis, IN	Retail	Q1 2005	64,300	64,300	69.4%	11,971	8,487	Marsh Village Market, Party Tree
Oregon
Cornelius Gateway Build To Suit For Sale (9)	Portland, OR	Retail	Q4 2005	36,100	36,100	41.0%	9,200	4,473	Walgreen’s
Total				181,500	763,425	78.7%	$51,698	$39,586

2006-2007 Deliveries	MSA	Type of Property	Opening Date(1)	Projected Owned GLA(2)	Projected Total GLA(3)	Percent of Owned GLA Pre-Leased/ Committed(4)	Total Estimated Project Cost(5)	Cost Incurred as of Sept. 30, 2005(5)	Major Tenants and Non-owned Anchors
Florida
Tarpon Springs Plaza	Naples, FL	Retail	Q4 2006	95,000	286,800	35.0%	$21,500	$10,083	Target (non-owned)
Estero Town Commons (4)(8)(9)(10)	Naples, FL	Retail	Q3 2006	25,600	183,600	85.1%	20,000	11,163
Indiana
Beacon Hill Shopping Center (8)(9)	Crown Point, IN	Retail	Q3 2006	56,000	161,000	0.0%	17,000	9,077	Strack & VanTil’s (non-owned)
Zionsville Place (8)	Indianapolis, IN	Retail	Q2 2006	37,400	42,400	0.0%	8,000	1,747
Illinois
Naperville Marketplace (11)	Chicago, IL	Retail	Q2 2006	175,000	175,000	68.7%	30,500	20,955	Food Expressions by Marsh
Washington
Sandifur Plaza Build to Suit for Sale(8)(9)	Tri-Cities, WA	Retail	Q4 2006	27,400	27,400	54.0%	6,400	1,847	Walgreen’s
Gateway Shopping Center Phase I (7)(8)(9)	Seattle, WA	Retail	Q1 2007	30,200	133,200	100.0%	8,500	4,792	Kohl’s (non-owned)
Total				446,600	1,009,400	57.6%	$111,900	$59,664

(1)          Opening Date is defined as the first date a tenant is open for business or a ground lease or similar payment is made.

(2)          Projected Owned GLA represents gross leasable area that we project will be owned by us. It excludes square footage that we project will be attributable to non-owned outlot structures on land that is owned by us and that we expect to ground lease to tenants. It also excludes non-owned anchor space.

(3)          Projected Total GLA includes Projected Owned GLA, projected square footage attributable to non-owned outlot structures on land that is owned by us, and non-owned anchor space that is currently existing or under construction.

(4)          Excludes outlots owned by us and ground leased to tenants. Includes leases under negotiation for approximately 124,000 square feet for which we have signed non-binding letters of intent plus two agreements to enter into ground leases with anchor tenants at our Eagle Creek, Phase II and Estero Town Commons properties. We currently have 22 outlots at the properties in our development pipeline, including three which are currently pre-leased.

(5)          Dollars in thousands.

(6)          All of the land at Eagle Creek, Phase II and Greyhound Commons is intended to be ground leased to tenants.  We have entered into an agreement to enter into a ground lease for the entire Eagle Creek, Phase II property with a big box retailer.  The tenant is obligated to pay and is paying a portion of its rent until the ground lease is executed. Greyhound Commons consists of four outlots, two of which were ground leased as of September 30, 2005.

(7)          A second phase is anticipated for Gateway Shopping Center and is projected to include 45,000 square feet of small shops, two outlots, and a 93,000 square foot shadow anchor.

(8)          Opening date and/or Total Estimated Project Cost is based on preliminary site plan.

(9)          We own the following development properties through joint ventures: Cornelius Gateway (80%); Sandifur Plaza (Walgreens 80%; small shops 95%); Beacon Hill (preferred return, then 50%); Gateway Shopping Center (preferred return, then 50% until internal rate of return threshold is reached and then 25%); Estero Town Commons (preferred return, then 40%).

(10)    We have entered into an agreement to enter into ground lease at Estero Town Commons with a big box retailer, which intends to build a 135,000 square foot anchor store.

(11)    A 70,000 square foot Marsh Supermarket opened in August, 2005 and is being marketed for sale.

GEOGRAPHIC DIVERSIFICATION – OPERATING PORTFOLIO(1)

AS OF SEPTEMBER 30, 2005

	Number of Operating Properties	Owned GLA/NRA(2)	Percent of Owned GLA/NRA	Total Number of Leases	Annualized Base Rent(3)	Percent of Annualized Base Rent	Annualized Base Rent per Leased SF
Indiana	19	2,189,784	45.3%	215	$23,757,956	43.7%	$11.65
• Retail - Mall	1	579,189	12.0%	45	$2,412,584	4.4%	$4.92
• Retail	12	947,943	19.6%	146	$11,720,862	21.6%	$13.00
• Commercial	6	662,652	13.7%	24	$9,624,510	17.7%	$14.87
Texas	7	987,218	20.3%	83	$11,771,008	21.6%	$12.01
Florida	7	828,246	17.1%	97	$8,271,089	15.2%	$10.17
Illinois	2	231,861	4.8%	35	$2,986,831	5.5%	$14.03
New Jersey	1	114,928	2.4%	16	$1,737,695	3.2%	$16.01
Georgia	2	142,707	3.0%	28	$1,604,552	3.0%	$11.34
Washington	3	102,146	2.1%	26	$1,736,207	3.2%	$17.17
Ohio	1	231,730	4.8%	6	$2,209,767	4.1%	$9.54
Oregon	1	9,845	0.2%	7	$267,756	0.5%	$27.20
Total	43	4,838,465	100.0%	513	$54,342,861	100.0%	$11.72

(1)          Excludes tenants at development properties which are Build to Suits for sale.

(2)          Owned GLA/NRA represents gross leasable area or net leasable area owned by the Company. It does not include 20 parcels or outlots owned by the Company and ground leased to tenants, which contain 20 non-owned structures totaling approximately 140,980 square feet. It also excludes the square footage of Union Station Parking Garage.

(3)          Annualized Base Rent Revenue excludes $1,982,680 in annualized ground lease revenue attributable to parcels and outlots owned by the Company and ground leased to tenants. It also excludes approximately $500,000 in 2005 annualized minimum rent attributable to Union Station Parking Garage as well as the leases on properties classified as development properties.

OPERATING RETAIL PROPERTIES – TABLE I

AS OF SEPTEMBER 30, 2005

Property (1)	State	MSA	Year Built/Renovated	Year Added to Operating Portfolio	Acquired, Redeveloped, or Developed	Total GLA(2)	Owned GLA(2)	Percentage of Owned GLA Leased(3)

International Speedway Square	FL	Daytona	1999	1999	Developed	233,901	220,901	98.9%
King’s Lake Square	FL	Naples	1986	2003	Acquired	85,497	85,497	96.2%
Wal-Mart Plaza (4)	FL	Gainesville	1970	2004	Acquired	177,826	177,826	100.0%
Waterford Lakes	FL	Orlando	1997	2004	Acquired	77,948	77,948	100.0%
Shops at Eagle Creek	FL	Naples	1998	2003	Acquired	75,944	75,944	89.4%
Circuit City Plaza	FL	Ft. Lauderdale	2004	2004	Developed	435,884	45,884	97.0%
Indian River Square	FL	Vero Beach	1997/2004	2005	Acquired	379,246	144,246	100.0%
Centre at Panola	GA	Atlanta	2001	2004	Acquired	73,079	73,079	100.0%
Publix at Acworth	GA	Atlanta	1996	2004	Acquired	69,628	69,628	98.3%
Silver Glen Crossing	IL	Chicago	2002	2004	Acquired	138,315	132,766	89.8%
Fox Lake Crossing	IL	Chicago	2002	2005	Acquired	99,095	99,095	94.4%
Glendale Mall	IN	Indianapolis	1958/2000	1999	Redeveloped	724,026	579,189	84.6%
Cool Creek Commons	IN	Indianapolis	2005	2005	Developed	133,177	120,648	95.0%
Boulevard Crossing	IN	Kokomo	2004	2004	Developed	214,696	112,696	96.0%
Traders Point	IN	Indianapolis	2005	2005	Developed	328,278	252,501	95.7%
Hamilton Crossing	IN	Indianapolis	1999	2004	Acquired	87,424	82,424	100.0%
Fishers Station (5)	IN	Indianapolis	1989	2004	Acquired	114,457	114,457	83.3%
Whitehall Pike	IN	Bloomington	1999	1999	Developed	128,997	128,997	100.0%
The Centre (6)	IN	Indianapolis	1986	1986	Developed	80,689	80,689	94.2%
The Corner Shops	IN	Indianapolis	1984/2003	1984	Developed	42,545	42,545	97.1%
Stoney Creek Commons	IN	Indianapolis	2000	2000	Developed	149,809	0	*
Weston Park Phase I	IN	Indianapolis	2005	2005	Developed	12,200	0	*
Martinsville Shops	IN	Martinsville	2005	2005	Developed	10,986	10,986	100.0%
50 South Morton	IN	Indianapolis	1999	1999	Developed	2,000	2,000	100.0%
Ridge Plaza	NJ	Oak Ridge	2002	2003	Acquired	114,928	114,928	94.4%
Eastgate Pavilion	OH	Cincinnati	1995	2004	Acquired	231,730	231,730	100.0%
Shops at Otty (7)	OR	Portland	2004	2004	Developed	154,845	9,845	100.0%
Plaza at Cedar Hill	TX	Dallas	2000	2004	Acquired	299,783	299,783	100.0%
Sunland Towne Centre	TX	El Paso	1996	2004	Acquired	312,571	307,595	98.9%
Galleria Plaza (8)	TX	Dallas	2002	2004	Acquired	44,306	44,306	100.0%
Cedar Hill Village	TX	Dallas	2002	2004	Acquired	139,092	44,262	100.0%
Preston Commons	TX	Dallas	2002	2002	Developed	142,564	27,564	85.6%
Burlington Coat (9)	TX	San Antonio	1992/2000	2000	Redeveloped	107,400	107,400	100.0%
Plaza Volente	TX	Austin	2004	2005	Acquired	160,308	156,308	100.0%
50th & 12th	WA	Seattle	2004	2004	Developed	14,500	14,500	100.0%
176th & Meridian	WA	Seattle	2004	2004	Developed	14,560	14,560	100.0%
Four Corner Square	WA	Seattle	1985	2004	Acquired	73,086	73,086	98.6%
TOTAL						5,685,320	4,175,813	95.6%

(*)  Property consists of three outlots, two of which were leased as of September 30, 2005.

(1)          All properties are wholly-owned, except as indicated. Unless otherwise noted, each property is owned in fee simple by us.

(2)          Owned GLA represents gross leasable area that is owned by us. Total GLA includes Owned GLA, square footage attributable to non-owned anchor space and non-owned structures on ground leases.

(3)          Percentage of Owned GLA Leased reflects Owned GLA/NRA leased as of 9/30/05 except for Stoney Creek Commons and Weston Park Phase I (see * )

(4)          We acquired a 99.9% interest in this property through a joint venture with a third party that manages the property. At the current time, we receive 85% of the cash flow from the property, which percentage may decrease under certain circumstances.

(5)          This property is divided into two parcels: a grocery store and small shops. We own a 25% interest in the small shops in a joint venture and a 100% interest in the grocery store. The joint venture partner is entitled to an annual preferred payment of $96,000. All remaining cash flow is distributed to us.

(6)          We own a 60% interest in this property through a joint venture with the third party that manages the property.

(7)          We do not own the land at this property. We have leased the land pursuant to two ground leases that expire in 2017. We have six five-year options to renew this lease.

(8)          We do not own the land at this property. We lease the land pursuant to a ground lease that expires in 2027. We have five five-year renewal options.

(9)          We do not own the land at this property. We have leased the land pursuant to a ground lease that expires in 2012. We have six five-year renewal options and a right of first refusal to purchase the land.

OPERATING RETAIL PROPERTIES – TABLE II

AS OF SEPTEMBER 30, 2005

Property	State	MSA	Annualized Base Rent Revenue	Annualized Ground Lease Revenue	Annualized Total Retail Revenue(1)	Percentage of Annualized Total Retail Revenue	Base Rent Per Leased Owned GLA(2)	Major Tenants and Non-Owned Anchors(3)

RETAIL OPERATING PROPERTIES
International Speedway Square (1)	FL	Daytona	$2,407,526	$232,900	$2,640,426	5.6%	$11.02	SteinMart, Bed Bath, Circuit City
King’s Lake Square	FL	Naples	$1,015,869	$0	$1,015,869	2.2%	$12.35	Publix, Walgreens
Wal-Mart Plaza (4)	FL	Gainesville	$923,287	$0	$923,287	2.0%	$5.19	Wal-Mart, Books A Million, Save A Lot
Waterford Lakes	FL	Orlando	$900,049	$0	$900,049	1.9%	$11.55	Winn-Dixie(5)
Shops at Eagle Creek	FL	Naples	$727,198	$0	$727,198	1.6%	$10.71	Winn-Dixie(5)
Circuit City Plaza	FL	Ft. Lauderdale	$880,727	$0	$880,727	1.9%	$19.78	Circuit City, Wal-Mart (non-owned)
Indian River Square	FL	Vero Beach	$1,416,433	$0	$1,416,433	3.0%	$9.82	Office Depot, Bealls, Ragshop
Centre at Panola	GA	Atlanta	$829,216	$0	$829,216	1.8%	$11.35	Publix
Publix at Acworth	GA	Atlanta	$775,336	$0	$775,336	1.7%	$11.33	Publix, CVS
Silver Glen Crossing	IL	Chicago	$1,679,121	$85,000	$1,764,121	3.8%	$14.08	Dominick’s, MC Sports
Fox Lake Crossing	IL	Chicago	$1,307,710	$0	$1,307,710	2.8%	$13.98	Dominick’s
Glendale Mall (4)	IN	Indianapolis	$2,412,584	$140,000	$2,552,584	5.5%	$4.92	L.S. Ayres, Kerasotes Theatre, Lowe’s (non-owned)
Cool Creek Commons	IN	Indianapolis	$1,741,869	$155,500	$1,897,369	4.1%	$15.20	Fresh Market, Stein Mart
Boulevard Crossing	IN	Kokomo	$1,368,305	$0	$1,368,305	2.9%	$12.65	TJ Maxx, Petco, Shoe Carnival, Kohl’s (non-owned)
Traders Point	IN	Indianapolis	$3,365,770	$635,000	$4,000,770	8.6%	$13.92
Hamilton Crossing	IN	Indianapolis	$1,378,764	$71,500	$1,450,264	3.1%	$16.73	Office Depot
Fishers Station	IN	Indianapolis	$1,136,711	$0	$1,136,711	2.4%	$11.92	Marsh Supermarket
Whitehall Pike	IN	Bloomington	$1,014,000	$0	$1,014,000	2.2%	$7.86	Lowe’s
The Centre (4)	IN	Indianapolis	$952,641	$0	$952,641	2.0%	$12.53	Osco
The Corner Shops	IN	Indianapolis	$483,182	$0	$483,182	1.0%	$11.69	Hancock Fabrics
Stoney Creek Commons	IN	Indianapolis	$0	$155,000	$155,000	0.3%	*	Lowe’s (non-owned)
Weston Park Phase I	IN	Indianapolis	$0	$190,000	$190,000	0.4%	*
Martinsville Shops	IN	Martinsville	$147,620	$0	$147,620	0.3%	$13.44
50 South Morton	IN	Indianapolis	$132,000	$0	$132,000	0.3%	$66.00
Ridge Plaza	NJ	Oak Ridge	$1,737,695	$0	$1,737,695	3.7%	$16.01	A&P, CVS
Eastgate Pavilion	OH	Cincinnati	$2,209,767	$0	$2,209,767	4.7%	$9.54	Dick’s Sporting Goods, Value City Furniture, Best Buy
Shops at Otty	OR	Portland	$267,756	$122,500	$390,256	0.8%	$27.20
Plaza at Cedar Hill	TX	Dallas	$3,510,338	$0	$3,510,338	7.5%	$11.71	Hobby Lobby, Linens ‘N Things, Marshall’s
Sunland Towne Centre	TX	El Paso	$2,966,929	$95,280	$3,062,209	6.6%	$9.75	Kmart, Circuit City, Roomstore
Galleria Plaza	TX	Dallas	$1,077,523	$0	$1,077,523	2.3%	$24.32
Cedar Hill Village	TX	Dallas	$724,085	$0	$724,085	1.6%	$16.36	JC Penney (non-owned)
Preston Commons	TX	Dallas	$560,952	$0	$560,952	1.2%	$23.77	Lowe’s (non-owned)
Burlington Coat Factory	TX	San Antonio	$483,300	$0	$483,300	1.0%	$4.50	Burlington Coat Factory
Plaza Volente	TX	Austin	$2,447,881	$100,000	$2,547,881	5.5%	$15.66	H-E-B Grocery
50th & 12th	WA	Seattle	$475,000	$0	$475,000	1.0%	$32.76	Walgreen’s
176th & Meridian	WA	Seattle	$433,000	$0	$433,000	0.9%	$29.74	Walgreen’s
Four Corner Square	WA	Seattle	$828,207	$0	$828,207	1.8%	$11.49	Johnson Hardware Store
		TOTAL	$44,718,351	$1,982,680	$46,701,031	100.0%	$11.21

(*) Property consists of three outlots, two of which were leased as of September 30, 2005.

(1)          Annualized Base Rent represents the contractual rent for September 2005 for each applicable property, multiplied by 12. This table does not include Annualized Base Rent from development property tenants open for business as of September 30, 2005.

(2)          Owned GLA represents gross leasable area that is owned by us. Total GLA includes Owned GLA, square footage attributable to non-owned anchor space and non-owned structures on ground leases.

(3)          Represents the three largest tenants that occupy at least 10,000 square feet of GLA at the property, including non-owned anchors.

(4)          A third party manages this property.

(5)          In February 2005, Winn-Dixie Stores, Inc. filed a petition for Chapter 11 bankruptcy to reorganize its business operations. As of September 30, 2005, Winn-Dixie has not announced plans to close the stores at either of the Company’s properties, nor has it rejected either lease.

OPERATING COMMERCIAL PROPERTIES

AS OF SEPTEMBER 30, 2005

Property	MSA	Year Built/ Renovated	Acquired, Redeveloped, or Developed	Owned NRA	Percentage of Owned NRA Leased	Annualized Base Rent(1)	Percentage of Annualized Commercial Base Rent	Base Rent Per Leased Sq. Ft.	Major Tenants
Indiana
Thirty South	Indianapolis	1905/2002	Redeveloped	298,346	94.8%	$4,930,221	51.2%	$17.43	Eli Lilly, City Securities, Kite Realty Group
Mid America Clinical Labs	Indianapolis	1995/2002	Redeveloped	100,000	100.0%	1,721,000	17.9%	17.21	Mid-America Clinical Laboratories
PEN Products	Indianapolis	2003	Developed	85,875	100.0%	813,236	8.5%	9.47	Indiana Department of Administration
Spring Mill Medical(2)	Indianapolis	1998/2002	Redeveloped	63,431	100.0%	1,466,603	15.2%	23.12	University Medical Diagnostic Associates; Indiana University Healthcare Associates
Union Station Parking Garage(3)	Indianapolis	1986	Acquired	N/A	N/A	N/A	N/A	N/A	Denison Parking
Indiana State Motor Pool	Indianapolis	2004	Developed	115,000	100.0%	693,450	7.2%	6.03	Indiana Dept. of Administration
Total				662,652	97.7%	$9,624,510	100.0%	$14.87

(1)          Annualized base rent represents the monthly contractual rent for September 2005 for each applicable property, multiplied by 12.

(2)          We own a 50% interest in this property through a joint venture with one of the tenants at this property.

(3)          2005 annualized base rent is approximately $500,000.

RETAIL OPERATING PORTFOLIO – TENANT BREAKDOWN(1)

AS OF SEPTEMBER 30, 2005

	Owned Gross Leasable Area				Occupancy			Annualized Base Rent(1)				Annualized Base Rent per Occupied Square Foot
Property	State	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Ground Leases	Total	Anchors		Shops	Total
ISS	FL	200,401	20,500	220,901	100.0%	88.2%	98.9%	$2,074,376	$333,150	$232,900	$2,640,426	$10.35	`	$18.43	$11.02
King’s Lake Square	FL	49,805	35,692	85,497	100.0%	91.0%	96.3%	$361,793	$654,076	$0	$1,015,869	$7.26		$20.14	$12.35
Wal-Mart Plaza	FL	138,323	39,503	177,826	100.0%	100.0%	100.0%	$538,544	$384,743	$0	$923,287	$3.89		$9.74	$5.19
Waterford Lakes	FL	51,703	26,245	77,948	100.0%	100.0%	100.0%	$408,452	$491,597	$0	$900,049	$7.90		$18.73	$11.55
Shops at Eagle Creek	FL	51,703	24,241	75,944	100.0%	66.7%	89.4%	$397,814	$329,384	$0	$727,198	$7.69		$20.37	$10.71
Circuit City Plaza	FL	33,014	12,870	45,884	100.0%	89.5%	97.1%	$594,252	$286,475	$0	$880,727	$18.00		$24.88	$19.78
Indian River Square	FL	116,342	27,904	144,246	100.0%	100.0%	100.0%	$942,078	$474,355	$0	$1,416,433	$8.10		$17.00	$9.82
Centre at Panola	GA	51,674	21,405	73,079	100.0%	100.0%	100.0%	$413,388	$415,828	$0	$829,216	$8.00		$19.43	$11.35
Acworth	GA	37,888	31,740	69,628	100.0%	96.2%	98.3%	$337,203	$438,133	$0	$775,336	$8.90		$14.35	$11.33
Silver Glen Crossing	IL	78,675	54,091	132,766	100.0%	75.1%	89.8%	$812,916	$866,204	$85,000	$1,764,121	$10.33		$21.34	$14.08
Fox Lake Crossing	IL	65,977	33,118	99,095	100.0%	83.2%	94.4%	$742,241	$565,469	$0	$1,307,710	$11.25		$20.51	$13.98
Glendale Mall	IN	437,702	141,487	579,189	91.2%	64.0%	84.6%	$1,358,251	$1,054,333	$140,000	$2,552,584	$3.40		$11.64	$4.92
Cool Creek Commons	IN	53,600	67,048	120,648	100.0%	91.0%	95.0%	$419,600	$1,322,269	$155,500	$1,897,369	$7.83		$21.67	$15.20
Boulevard Crossing	IN	74,440	38,256	112,696	100.0%	88.2%	96.0%	$827,460	$540,845	$0	$1,368,305	$11.12		$16.04	$12.65
Traders Point	IN	211,664	40,837	252,501	100.0%	73.6%	95.7%	$2,645,267	$720,504	$635,000	$4,000,770	$12.50		$23.96	$13.92
Hamilton Crossing	IN	30,722	51,702	82,424	100.0%	100.0%	100.0%	$345,623	$1,033,141	$71,500	$1,450,264	$11.25		$19.98	$16.73
Fishers Station	IN	57,000	57,457	114,457	100.0%	66.8%	83.3%	$575,000	$561,711	$0	$1,136,711	$10.09		$14.64	$11.92
Whitehall Pike	IN	128,997	0	128,997	100.0%		100.0%	$1,014,000	$0	$0	$1,014,000	$7.86			$7.86
The Centre	IN	18,720	61,969	80,689	100.0%	92.5%	94.2%	$170,352	$782,289	$0	$952,641	$9.10		$13.65	$12.53
The Corner Shops	IN	12,200	30,345	42,545	100.0%	96.0%	97.1%	$65,636	$417,546	$0	$483,182	$5.38		$14.34	$11.69
Stoney Creek Commons	IN							$0	$0	$155,000	$155,000
Weston Park Phase I	IN							$0	$0	$190,000	$190,000
Martinsville Shops	IN	0	10,986	10,986		100.0%	100.0%	$0	$147,620	$0	$147,620			$13.44	$13.44
50 South Morton	IN	0	2,000	2,000		100.0%	100.0%	$0	$132,000	$0	$132,000			$66.00	$66.00
Ridge Plaza	NJ	69,612	45,316	114,928	100.0%	85.9%	94.4%	$986,556	$751,139	$0	$1,737,695	$14.17		$19.31	$16.01
Eastgate Pavilion	OH	231,730	0	231,730	100.0%		100.0%	$2,209,767	$0	$0	$2,209,767	$9.54			$9.54
Shops at Otty	OR	0	9,845	9,845		100.0%	100.0%	$0	$267,756	$122,500	$390,256			$27.20	$27.20
Plaza at Cedar Hill	TX	227,106	72,677	299,783	100.0%	100.0%	100.0%	$2,157,576	$1,352,762	$0	$3,510,338	$9.50		$18.61	$11.71
Sunland Towne Centre	TX	277,220	30,375	307,595	100.0%	89.2%	98.9%	$2,506,502	$460,427	$95,280	$3,062,209	$9.04		$16.98	$9.75
Galleria Plaza	TX	31,396	12,910	44,306	100.0%	100.0%	100.0%	$722,108	$355,415	$0	$1,077,523			$27.53	$24.32
Cedar Hill Village	TX	32,231	12,031	44,262	100.0%	100.0%	100.0%	$483,465	$240,620	$0	$724,085			$20.00	$16.36
Preston Commons	TX	0	27,564	27,564		85.6%	85.6%	$0	$560,952	$0	$560,952			$23.77	$23.77
Burlington Coat Factory	TX	107,400	0	107,400	100.0%		100.0%	$483,300	$0	$0	$483,300	$4.50			$4.50
Plaza Volente	TX	105,000	51,308	156,308	100.0%	100.0%	100.0%	$1,155,000	$1,292,881	$100,000	$2,547,881	$11.00		$25.20	$15.66
50th & 12th	WA	14,500	0	14,500	100.0%		100.0%	$475,000	$0	$0	$475,000	$32.76			$32.76
176th & Meridian	WA	14,560	0	14,560	100.0%		100.0%	$433,000	$0	$0	$433,000	$29.74			$29.74
Four Corner Square	WA	20,512	52,574	73,086	100.0%	98.1%	98.6%	$126,672	$701,535	$0	$828,207	$6.18		$13.60	$11.49
Total		3,031,817	1,143,996	4,175,813	98.7%	87.1%	95.6%	$26,783,192	$17,935,159	$1,982,680	$46,701,031	$8.95		$17.99	$11.21

(1)  This table does not include annualized base rent from development property tenants open for business as of September 30, 2005.

2005 ACQUISITIONS OF OPERATING PROPERTIES

Name of Operating Property	MSA	Date Acquired	Acquisition Cost		Assumed/Related Debt		Total GLA	Owned GLA	Major Tenants and Non-Owned Anchors

Fox Lake Crossing	Chicago, Illinois	02/07/05	15,500,000	(1)	12,300,000	(2)	99,095	99,095	Dominick’s
Indian River Square	Vero Beach, FL	5/16/05	16,500,000		16,500,000	(3)	379,246	144,246	Office Depot, Bealls Department Store, The Ragshop
Plaza Volente	Austin, TX	5/16/05	35,900,000		35,900,000	(4)	160,308	156,308	H-E-B Grocery

(1)          Excludes tax-increment financing (TIF) receivable of $1.5 million.

(2)          Represents fixed rate debt assumed at an interest rate of 5.16%.

(3)          The Company financed this acquisition with $13.3 million of new 10-year fixed-rate debt at an interest rate of 5.42% and borrowing under its revolving credit facility of $3.2 million.

(4)          The Company financed this acquisition with $28.7 million of new 10-year fixed-rate debt at an interest rate of 5.42% and borrowing under its revolving credit facility of $7.2 million.